Revenues	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Revenues	Revenue [A]

			$ million
	2024	2023	2022
Crude oil	40,625	39,609	46,523
Oil products	129,554	144,985	173,840
Natural gas and NGL	19,309	28,010	42,598
LNG	30,923	32,976	44,967
Power	11,566	11,822	5,801
Lubricants	11,511	11,548	11,195
Chemicals products	8,529	8,360	11,524
Other [B]	22,330	23,703	33,158
Revenue from contracts with customers	274,347	301,013	369,606
Revenue from other sources	9,965	15,607	11,708
Total revenue	284,312	316,620	381,314
[A]Note 7 contains a detailed analysis of the total revenue from customer contracts and other sources, broken down by segment and geographic area.
[B]Other primarily includes sales of Naphtha, LPG, Condensate, (refined) Bitumen, and revenue from smaller sales of various other products.
Revenue from other sources related to fair value accounting of commodity derivatives